Exhibit 99.5

Item 1115 Agreement

Item 1115 Agreement dated as of June 18, 2007 (this “Agreement”), between COUNTRYWIDE HOME LOANS, INC., a New York corporation (“CHL”), CWABS, INC., a Delaware corporation (“CWABS”), CWMBS, Inc., a Delaware corporation (“CWMBS”), CWALT, Inc., a Delaware corporation (“CWALT”), CWHEQ, Inc., a Delaware corporation (“CWHEQ”) and THE ROYAL BANK OF SCOTLAND PLC, as counterparty (the “Counterparty”).

RECITALS

WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) for purposes of offering mortgage backed or asset-backed notes and/or certificates (the “Securities”) through special purpose vehicles (each, an “SPV”).

WHEREAS, from time to time, on the closing date (the “Closing Date”) of a transaction pursuant to which Securities are offered (each, a “Transaction”), the Counterparty and CHL, the SPV or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a “Derivative Agreement”), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an “Administrator”).

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.	Definitions

Company Information:  As defined in Section 4(a)(i).

Company Financial Information:  As defined in Section 2(a)(ii).

Countrywide Indemnified Party: As defined in Section 4(a).

Counterparty Indemnified Party: As defined in Section 4(b).

Depositor:  Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

GAAP:  As defined in Section 3(a)(ii).

EDGAR:  The Commission’s Electronic Data Gathering, Analysis and Retrieval system.

Exchange Act:  The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

2

Exchange Act Reports:  All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

IFRS:  Has the meaning set forth in Section 3(a)(v).

Indemnified Party: As defined in Section 4(b).

Master Agreement:  The ISDA Master Agreement between the Counterparty and the SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

Prospectus Supplement:  The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.	Information to be Provided by the Counterparty.

(a)	Prior to printing the related Prospectus Supplement,

(i)
the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB.  Such information shall include, at a minimum:

(A)	the Counterparty’s legal name (and any d/b/a);

(B)	the organizational form of the Counterparty;

(C)	a description of the general character of the business of the Counterparty;

(ii)
if requested by the related Depositor (after the aggregate “significance percentage”, determined absent manifest error, of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is 10.00% or more in respect of Item 1115(b)(1), or 20.00% or more in respect of Item 1115(b)(2)) for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

(A)
provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (if the significance percentage is greater or equal to 20%, only the financial data required by Item 1115(b)(2)) with respect to the Counterparty and any affiliated entities providing derivative instruments to the SPV (the “Company Financial Information”), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

(B)	if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

(b)	Following the Closing Date with respect to a Transaction,

(i)
if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing of such financial statements in the Exchange Act Reports of the SPV; and

(ii)
if the related Depositor requests Company Financial Information from the Counterparty (after the aggregate “significance percentage”, determined absent manifest error, of all derivative instruments provided by Counterparty and any of its affiliates to the SPV is 9.00% or more in respect of Item 1115(b)(1), or 19.00% or more in respect of Item 1115(b)(2)), for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice (provided that if the significance percentage is below 10.00% in respect of Item 1115(b)(1), or below 20.00% in respect of Item 1115(b)(2), thirty Business Days written notice, but not more than five Business Days written notice once the significance percentage is greater then or equal to 10.00% or 20.00% as the case may be) either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.	Representations and Warranties and Covenants of the Counterparty.

(a)
The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(i) or Section 2(b)(ii)(A), that, except as disclosed in writing to the related Depositor prior to such date:

(i)
The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

(ii)
If applicable, either (I) the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein or (II) if the Counterparty has adopted International Financial Reporting Standards and International Accounting Standards (collectively “IFRS”) for the purpose of preparing its financial statements, the Company Financial Information present fairly the consolidated financial position of the Counterparty and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with IFRS applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with IFRS the information required to be stated therein and (if required by Regulation AB) such Company Financial Information has been reconciled with GAAP.  The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

(iii)
(A) The Company Financial Information (if any) provided to the related Depositor in respect of a Transaction contains the financial data or the financial statements (as the case may be) described in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB or any applicable supplemental instruction to Item 1115 of Regulation AB (or updates to such financial data or financial statements), and (B) the Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)
The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.	Indemnification; Remedies

(a)
The Counterparty shall indemnify CHL and the related Depositor, each officer of either CHL or the related Depositor who is responsible for the execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a “Countrywide Indemnified Party”), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in connection with a Transaction arising out of or based upon:

(i)
(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants’ consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the “Company Information”), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)
any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

(b)
The Depositor and CHL jointly shall indemnify the Counterparty, each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a “Counterparty Indemnified Party”; and each Countrywide Indemnified Party and each Counterparty Indemnified Party shall be referred to as an “Indemnified Party”), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any free writing prospectus with respect to the related Securities or the omission or alleged omission to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the indemnity set forth in this Section 4(b) shall not apply insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or the omission or alleged omission to state in the Company Information a material fact necessary in order to make the statements therein not misleading and/or (ii) a breach of the representations set forth in Sections 3(a) above.

(c)
Promptly after an Indemnified Party receives notice of the commencement of any such action, such Indemnified Party will, if a claim in respect thereof is to be made pursuant to this Agreement, promptly notify the indemnifying party in writing of the commencement thereof.  In case any such action is brought against an Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent such Indemnified Party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by such Indemnified Party except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to such Indemnified Party.  Notwithstanding the indemnifying party’s election to appoint counsel to represent an Indemnified Party in an action, such Indemnified Party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent such Indemnified Party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both such Indemnified Party and the indemnifying party, and such Indemnified Party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize such Indemnified Party to employ separate counsel at the expense of the indemnifying party. The indemnifying party will not, without the prior written consent of an Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Party is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding.  In addition, for so long as the indemnifying party is covering all costs and expenses of an Indemnified Party as provided herein, no Indemnified Party will settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

(d)	Nothing in this agreement shall be construed to allow an Indemnified Party to recover punitive damages or consequential damages from the indemnifying party.

(e)
(i)           The parties hereto agree that each Derivative Agreement for a Transaction shall provide that any failure by the Counterparty to deliver any information, report, accountants’ consent or other material when and in any case only as required under Section 2(a) or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under such Derivative Agreement.

(ii)
The parties hereto further agree that each Derivative Agreement for a Transaction shall provide that if the Counterparty has failed to deliver any information, report, or accountants’ consent when and as required under Section 2(b), which continues unremedied for the lesser of ten Business Days after the date on which such information, report, or accountants’ consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company Information any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in such Derivative Agreement) to replace the Counterparty as party to such Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants’ consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to such Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party.

(iii)
In the event that the Counterparty or the SPV  has found a replacement entity in accordance with Section 4(e)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement.

Section 5.	Miscellaneous.

(a)
Company Financial Information.  Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such permitted entity provided the Counterparty has received written confirmation from CHL that no amendment to this Agreement is necessary.  The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

(b)
Construction.  Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; and (b) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

(c)
Assignment.  None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

(d)
No Third-Party Benefits Except as Specified.  None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

(e)	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

(f)
Amendment and Waiver.  This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

(g)	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)
Additional Documents.  Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

(i)
Severability.  Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

(j)
Integration.  This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

(k)
Agency Role of Greenwich Capital Markets, Inc.  In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Counterparty.  Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Counterparty under this Agreement

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CWABS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title:

CWMBS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title:

CWALT, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title:

CWHEQ, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title:

COUNTRYWIDE HOME LOANS, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title:

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:	/s/ David E. Wagner
Name: David E. Wagner
Title: